UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

Corporate Universe, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56271	85-2005645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #8334 Claymont, DE	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 273-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(g) of the Act:  N/A

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	COUV	OTC Markets

Securities registered pursuant to Rule 12(b) of the Act:  N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

Effective October 26, 2023, Andrew Sispoidis entered into a Confidential Settlement Agreement and General Release (the “Settlement Agreement”) with Corporate Universe, Inc. (”Corporate Universe”) and its wholly-owned subsidiaries Carbon-Ion Energy Group, Inc. (“Carbon-Ion”) and Oxcion Ltd. (“Oxcion”; and collectively with Corporate Universe and Carbon-Ion, the “Companies”). Pursuant to the Settlement Agreement, Mr. Sispoidis resigned from all director, officer, and any other positions and/or roles he had with the Company and each of its wholly-owned subsidiaries, Carbon-Ion and Oxcion, including Chief Executive Officer and Secretary, effective as of November 1, 2023. In addition, the Companies collectively agreed to pay Mr. Sispoidis severance equal to one-year base salary under his Employment Agreement with Carbon-Ion, or $200,000, in equal monthly installments for a period of 12-months following his resignation. Mutual releases and non-disparagement clauses were also agreed to by the parties in the Settlement Agreement.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Settlement Agreement, effective November 1, 2023 Mr. Sispoidis resigned from all director, officer, and any other positions and/or roles he had with the Company and each of its wholly-owned subsidiaries, Carbon-Ion and Oxcion, including Chief Executive Officer and Secretary, effective as of November 1, 2023.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE UNIVERSE, INC.

Date: November 1, 2023	By:	/s/ Jack Brooks
Jack Brooks
President

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